Fidelity® Disruptors Fund

Class/Ticker

Fidelity® Disruptors Fund/FGDFX   Loyalty Class 1/FGLLX   Loyalty Class 2/FGLMX

In this summary prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this summary prospectus.

Summary Prospectus

July 30, 2021

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated July 30, 2021 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund/Class:
Fidelity® Disruptors Fund/Fidelity® Disruptors Fund, Loyalty Class 1, Loyalty Class 2

Investment Objective

The fund seeks long-term growth of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Retail Class	Loyalty Class 1	Loyalty Class 2
Management fee	1.00%	0.75%	0.50%
Distribution and/or Service (12b-1) fees	None	None	None
Other expenses	0.00%	0.00%	0.00%
Total annual operating expenses	1.00%(a)	0.75%(a)	0.50%

(a)  Adjusted to reflect current fees.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

	Retail Class	Loyalty Class 1	Loyalty Class 2
1 year	$102	$77	$51
3 years	$318	$240	$160
5 years	$552	$417	$280
10 years	$1,225	$930	$628

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of underlying Fidelity® funds (or "turns over" its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

Normally investing assets in a combination of five Fidelity® funds, each of which normally invests in equity securities of companies that represent a disruptive theme.

  Fidelity® Disruptive Automation Fund normally invests at least 80% of assets in securities of disruptive automation companies, which include but are not limited to companies that, in the Adviser’s opinion, are engaged in designing and manufacturing automation, enabling technology, tools, or processes including robotics, artificial intelligence, machine vision, process sensors, pneumatic systems, autonomous driving & electric vehicles, and 3D printing.
  Fidelity® Disruptive Communications Fund normally invests at least 80% of assets in securities of disruptive communications companies, which include but are not limited to companies that, in the Adviser’s opinion, are engaged in social media, interactive gaming, streaming services, next generation digital infrastructure, and connected devices (e.g., 5G communications, cloud networking). In pursuing this investment theme, the fund may invest in companies in any economic sector.
  Fidelity® Disruptive Finance Fund normally invests at least 80% of assets in securities of disruptive finance companies, which include but are not limited to companies that, in the Adviser’s opinion, are engaged in digital solutions to deliver more cost effective, efficient, and customized financial services such as blockchain enabled financial services, digital payments, data processing, internet banks, embedded finance, AI-enabled underwriting and other disruptive lending and insurance business models.
  Fidelity® Disruptive Medicine Fund normally invests at least 80% of assets in securities of disruptive medicine companies, which include but are not limited to companies that, in the Adviser’s opinion, are engaged in robotic surgery, cell and gene therapy, genomics, rare diseases, medical devices and equipment, immunotherapy, technology-based health care platforms, advanced diagnostics and consumer wellness.
  Fidelity® Disruptive Technology Fund normally invests at least 80% of assets in securities of disruptive technology companies, which include but are not limited to companies that, in the Adviser’s opinion, are engaged in big data, machine learning, artificial intelligence, cloud computing/software as a service (SaaS), cybersecurity, ecommerce and consumer technologies, rideshare, battery technology, and next generation hardware.

Fidelity’s disruptive strategies seek to identify innovative developments that could signal new directions for delivering products and services to customers. Generally, these companies have or are developing new or unconventional ways of doing business that could disrupt and displace incumbents over time. This may include creating, providing, or contributing to new or expanded business models, value networks, pricing, and delivery of products and services.

Principal Investment Risks

  Asset Allocation Risk.  The fund is subject to risks resulting from the Adviser's asset allocation decisions. The selection of underlying funds could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. In addition, the fund's active asset allocation strategy may cause the fund to have a risk profile different than that portrayed above from time to time and may increase losses.
  Investing in Other Funds.  The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign and Emerging Market Risk.  Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Disruptive Theme Risk.  The fund normally invests in equity securities of companies that the Adviser believes represent a disruptive theme. These companies may not in fact be disruptive or may not be able to capitalize thereon. The risks associated with such companies include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Securities of companies that represent disruptive themes tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s results.
  Geographic Exposure to Japan.  Because an underlying fund invests a meaningful portion of its assets in Japan, the underlying fund's performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds.
  Geographic Exposure.  Social, political, and economic conditions and changes in regulatory, tax, or economic policy in other countries or regions could significantly affect the market in such country or region.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
  Management Risk.  The Adviser’s application of the fund’s strategy criteria may not achieve its intended results. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and another investment adviser serves as a sub-adviser for the fund.

Portfolio Manager(s)

Camille Carlstrom (co-manager) has managed the fund since April 2020.

Charlie Hebard (co-manager) has managed the fund since April 2020.

Michael Kim (co-manager) has managed the fund since April 2020.

Christopher Lee (co-manager) has managed the fund since April 2020.

Fahim Razzaque (co-manager) has managed the fund since April 2020.

William Shanley (co-manager) has managed the fund since April 2020.

Niamh Brodie-Machura (co-manager) has managed the fund since July 2020.

Tim Codrington (co-manager) has managed the fund since November 2020.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Additional Information Regarding Loyalty Class Eligibility. Loyalty Class 1 and Loyalty Class 2 shares are available only to certain investors who have held their shares of the Fund for a defined period of time. Please see “Shareholder Information – Additional Information about the Purchase and Sales of Shares – Buying Shares” below for additional information.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FAST are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

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